UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2007

CHECKPOINT SYSTEMS, INC.
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(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania 22-1895850
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                        (State of Incorporation) (IRS Employer Identification No.)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey 08086
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               (Address of principal executive offices) (Zip Code)

856-848-1800
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(Registrant's telephone number, including area code)

N/A
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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 1, 2007, Checkpoint Systems, Inc. and one of its direct subsidiaries (collectively, the “Company”) and Alpha Security Products, Inc. and one of its direct subsidiaries (collectively, “Alpha”) entered into an Asset Purchase Agreement and a Dutch Assets Sale and Transfer Agreement (collectively, the “Agreements”) under which the Company purchased all of the assets of Alpha’s S3 business (the “Acquisition”) for approximately $142 million in cash, subject to a post-closing working capital adjustment, plus additional performance-based contingent payments up to a maximum of $8 million plus interest thereon. The contingent payments may be earned if the revenue derived from the S3 business exceeds $70 million during the period from December 31, 2007 until December 28, 2008. In the event that the revenue derived from the S3 business exceeds $83 million during such period, Alpha will be entitled to the maximum payment of $8 million.

The S3 business includes the development, manufacture, distribution and sale of retail store applied security products requiring removal by store personnel at the cash register.

The acquisition is subject to customary representations and warranties.

The Company is a distributor of Alpha products in Europe and Asia, a relationship that began in 2005. Sales by the Company of Alpha products were approximately 10% of Alpha’s total S3 sales to date in 2007.

The foregoing description of the Acquisition and the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements, which are filed as Exhibits 2.1 and 2.2 hereto and are incorporated herein by reference.

A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 2.01 Completion of Acquisition or Disposition of Assets.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired:

The required financial statements will be filed by amendment to this Current Report on Form 8-K no later than January 17, 2008.

(b)  Pro forma Financial Information:

The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K no later than January 17, 2008.

(c)  Exhibits:

Exhibit Number Description

2.1 Asset Purchase Agreement by and between Checkpoint Systems, Inc. and Alpha Security Products, Inc., dated November 1, 2007. The schedules to the Asset Purchase Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

2.2 Dutch Assets Sale and Transfer Agreement by and between Checkpoint Meto Benelux B.V., private limited liability organized under the laws of the Netherlands, and Alpha Security Products B.V., a private limited liability organized under the laws of the Netherlands, dated November 1, 2007. The schedules to the Dutch Assets Sale and Transfer Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

99.1 Press Release dated November 1, 2007 (furnished to, not filed with, the Securities and Exchange Commission).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHECKPOINT SYSTEMS, INC.

Date: November 7, 2007	By:	/s/ George W. Off

Title: Chairman and Chief Executive Officer

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number Description

2.1 Asset Purchase Agreement by and between Checkpoint Systems, Inc. and Alpha Security Products, Inc., dated November 1, 2007. The schedules to the Asset Purchase Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

2.2 Dutch Assets Sale and Transfer Agreement by and between Checkpoint Meto Benelux B.V., private limited liability organized under the laws of the Netherlands, and Alpha Security Products B.V., a private limited liability organized under the laws of the Netherlands, dated November 1, 2007. The schedules to the Dutch Assets Sale and Transfer Agreement are omitted but will be furnished to the Securities and Exchange Commission supplementally upon request.

99.1 Press Release dated November 1, 2007 (furnished to, not filed with, the Securities and Exchange Commission).